EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hormel Foods Corporation (the “Company”) on Form 10-Q for the period ending January 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	March 11, 2005	/s/ JOEL W. JOHNSON

JOEL W. JOHNSON
Chairman of the Board and Chief Executive Officer

Dated:	March 11, 2005	/s/ MICHAEL J. McCOY

MICHAEL J. McCOY
Executive Vice President and Chief Financial Officer

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